Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	S	PAGE OF PAGES	1 / 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00004	22-Jan-2016	SEE SCHEDULE	

6. ISSUED BY CODE W81XWH	7. ADMINISTERED BY (If other than item 6) CODE
USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014	**See Item 6**

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)		
ACELRX PHARMACEUTICALS, INC. 351 GALVESTON DR REDWOOD CITY CA 94063-0000		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0046
CODE 5ZVQ4 FACILITY CODE	X	10B. DATED (SEE ITEM 13) 11-May-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Bilateral, USAMRAA 52.042-4033, KEY PERSONNEL
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: tduvall161837

The purpose of this modification is to remove [*] as a Key Personnel and incorporate [*]. This action is in accordance with a request from the Contractor dated 12 JAN 2016. The Contractor will invoice at the same labor rate for the position, therefore, the contract cost will not be impacted. All other terms and conditions remain unchanged. Please see 'Summary of Changes' for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Timothy E Morris, CFO		TEL: EMAIL: barry.g.sayer.civ@mail.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Timothy Morris (Signature of person authorized to sign)	1.26.16	BY SAYER.BARRY.GENE.1194663028 (Signature of Contracting Officer)	20160129

EXCEPTION TO SF 30 30-105-04 STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84 Prescribed by GSA
FAR (48 CFR) 53.243

W81XWH-15-C-0046

(tduvall161837)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

KEY PERSONNEL (MAR 1999) (USAMRAA)

a.  The Contractor agrees to utilize the following Key Personnel on this contract:

Pamela Palmer: [*] - Chief Medical Officer (and Principal Investigator)

[ * ], Clinical Operations

[*], Clinical Operations

[*], Medical Affairs

[*], Regulatory

[*], Regulatory Affairs

[ * ], Engineering

[ * ], Quality Evangeline

[*], Pharmaceutical Development

[ * ], Manufacturing Engineering

[*], Program Management

b.  The above Key Personnel shall be utilized as necessary to fulfill the requirements of this contract.

c.  The offerer must provide thorough and detailed documentation of the experience, abilities, and background for Key Personnel under this contract in the form of resumes or equivalent statements of qualifications. Such documentation should include but not be limited to: name, curriculum vitae, type and description of experience.

d.  The contractor agrees that during the contract performance period substitution for Key Personnel shall not be permitted unless such substitution is necessitated by sudden illness, death, or termination of employment. In any of these events, the contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (e) below.

e.  All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitution(s), a complete resume for the proposed substitute(s), and any other information requested by the Contracting Officer needed to approve or disapprove the proposed substitution(s). All proposed substitutes shall have qualifications that are equal to or higher than the qualifications of the person to be replaced. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

f.  If any of the listed Key Personnel are subcontractor

personnel, the contractor shall include the substance of this clause in any subcontract which he awards under this contract.

(End of Summary of Changes)

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.